FISCAL Q4 2021 HIGHLIGHTS

Total Revenue

$237.0M

15% YoY

Adjusted EBITDA

$26.4M

-17% YoY

Avocado Volume Sold

160M LBS.

-5% YoY

Average Selling Price

$1.45/LB.

21% YoY



AVOCADO SOURCING SEASONALITY
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
CALIFORNIA
DOMINICAN REPUBLIC
MEXICO
CHILE
COLOMBIA
PERU
NEW ZEALAND
KENYA
MOROCCO
ISRAEL
SOUTH AFRICA
GUATEMALA

Company Highlights

Laredo facility fully operational
Increased our available capacity by 40% and is strategically placed to support heavy Mexican volume

Drove record volume from owned Peru production
38% YoY increase in 2021 Peruvian harvest from our owned farms. Vertical integration helped minimize pricing volatility

Additional European Sales Office
Will support new direct retail relationships and expand our customer service capabilities

Sourcing Highlights

In fiscal Q4 the Peru and California seasons concluded, while Mexico's new crop year started slower than expected

- North America – The main Mexican crop, Normal, started delivering volume mid-September, just as Peru and California wrapped up
- Export – Peru remained the dominant source through September. Larger arrivals from Colombia, a year-round source, started in October with their new crop year

Mission Produce: The Global Leader in Avocados

About Mission Produce, Inc.

Mission Produce is the global leader in the worldwide avocado business. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and as of 2021, fresh mangos, to retail, wholesale and foodservice customers in over 25 countries. The vertically integrated Company owns and operates four state-of-the-art packing facilities in key growing locations globally including California, Mexico & Peru and has additional sourcing capabilities in Chile, Colombia, Dominican Republic, Guatemala, New Zealand, & South Africa, which allow the company to provide a year-round supply of premium fruit. Mission's global distribution network includes twelve forward distribution centers in North America, China & Europe that offer value-added services such as ripening, bagging, custom packing and logistical management. In addition, Mission owns over 11,000 acres globally, allowing for diversified sourcing and access to complementary growing seasons, while ensuring its customers receive the highest quality fruit possible. For more information, please visit www.missionproduce.com.

Non-GAAP Financial Measure

This document contains the non-GAAP financial measures "Adjusted EBITDA." Management believes this measure provides useful information for analyzing the underlying business results. This measure is not in accordance with, nor is it a substitute for or superior to, the comparable financial measure by generally accepted accounting principles ("GAAP"). A reconciliation to the comparable non-GAAP financial measure is included in this document. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, legal settlement, farming costs for nonproductive orchards (which represents land lease costs), and any special, non-recurring, or one-time items such as impairments that are excluded from the results the CEO reviews uses to assess segment performance and results

Adjusted EBITDA Reconciliation

	QTD Q4		ANNUAL	
(In millions)	2021	2020	2021	2020
Net income	$ 16.9	$ 18.8	$ 44.9	$ 28.8
Interest expense	1.0	1.2	3.7	6.7
Provision for income taxes	5.8	4.6	21.1	15.0
Depreciation and amortization	6.7	5.5	20.4	18.1
Equity method income	(3.3)	(2.4)	(7.5)	(4.0)
Stock-based compensation	0.6	3.9	2.6	5.0
Other (income) expense, net	(2.1)	0.5	(1.3)	0.7
Impairment on equity method investment	—	—	—	21.2
Legal settlement	—	—	0.8	—
Asset impairment and disposals, net of insurance recoveries	—	—	(0.2)	—
Farming costs for nonproductive orchards	0.8	—	0.8	—
Total adjusted EBITDA	$ 26.4	$ 32.1	$ 85.3	$ 91.5

Forward-Looking Statements

Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; the loss of one or more of our largest customers or a reduction in the level of purchases by customers; doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; fluctuations in market prices of avocados; increasing competition; inherent farming risks; variations in operating results due to the seasonality of the business; general economic conditions; the effects of the COVID-19 pandemic, including resulting economic conditions; inflationary pressures and increases in costs of commodities or other products used in our business; food safety events and recalls of our products; changes to USDA and FDA regulations, U.S. trade policy, and/or tariff and import/export regulations; restrictions due to health and safety laws; significant costs associated with compliance with environmental laws and regulations; acquisitions of other businesses; the ability of our infrastructure to handle our business needs; supply chain optimization failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit and retain key personnel and an adequate labor supply and lack of good employee relations; information system security risks, data protection breaches and systems integration issues; changes in privacy and/or information security laws, policies and/or contractual arrangements; material litigation or adverse governmental actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with our indebtedness; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission.

You can obtain copies of our SEC filings on the SEC's website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.